UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                AMENDED FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):

                                November 3, 1999


                       Commission file number 33-55254-11


                       FORLINK SOFTWARE CORPORATION, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                                  87-0438458
(State of other jurisdiction                (I.R.S. Employer
of incorporation or                        Identification No.)
organization)


P.O. Box 60, Collex/Geneva SWITZERLAND                 CH1239
(Address of principal executive offices)             (Zip Code)


Registrant's Telephone number, including area code:      011-41-22-900-0000

Item No. 1. Changes in Control of the Registrant.

         On November 18, 1999, the Company filed a Form 8-K regarding a Plan of Reorganization it entered into with Beijing Forlink Software Technology Co. Ltd. This amended Form 8-K supplements the November 18, 1999 filing. The November 18, 1999 Form 8-K filed by the Company is incorporated herein by this reference and is supplemented with the financial information attached hereto.

Item No. 7. Exhibits

         (27)    Financial Data Schedule

         (99)    Other Exhibits:
                  Audited financial statements of Beijing Forlink Software Technology Co., Ltd. ("BFST") for the period from November 11, 1998 (date of incorporation) to September 30, 1999. Pro forma information is not provided as it would essentially be the same information as BFST as the Company had little activity for the periods presented.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FORLINK SOFTWARE CORPORATION, INC.



Date: January 17, 2000.                     ________________________________
                                              Michael J.A. Harrop, Director

                  Beijing Forlink Software Technology Co., Ltd.

               Report of Independent Certified Public Accountants
                            and Financial Statements
                      For the period from November 11, 1998
                  (date of incorporation) to September 30, 1999

                  Beijing Forlink Software Technology Co., Ltd.

                          Index To Financial Statements





                                                                 Pages

Report of Independent Certified Public Accountants                 1

Balance Sheet                                                      2

Statement of Operations                                            3

Statement of Owners' Equity                                        4

Statement of Cash Flows                                            5

Notes to Financial Statements                                    6 - 10

                                BDO International
                          Certified Public Accountants
                            29th Floor Wing On Centre
                           111 Connaught Road Central
                                    Hong Kong
                           Telephone: (852) 2541-5041
                              Fax: (852) 2815-0002

               Report of Independent Certified Public Accountants




To the Board of Directors of
Beijing Forlink Software Technology Co., Ltd.


We have audited the accompanying balance sheet of Beijing Forlink Software Technology Co., Ltd. as of September 30, 1999, and the related statements of operations, owners' equity and cash flows for the period from November 11, 1998 (date of incorporation) to September 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing Forlink Software Technology Co., Ltd. as of September 30, 1999 and the results of its operations and cash flows for the period from November 11, 1998 (date of incorporation) to September 30, 1999, in conformity with generally accepted accounting principles in the United States of America.





BDO International
Certified Public Accountants

Hong Kong
December 30, 1999

                  Beijing Forlink Software Technology Co., Ltd.

                                  Balance Sheet

(Expressed in US Dollars)



                                                                                             September 30,
                                                                                                 1999
                                                                                           ---------------
ASSETS

Current assets
  Cash and cash equivalents                                                                $       108,456
  Accounts receivable (Note 3)                                                                         179
  Other receivables, deposits and prepayments                                                           71
  Inventories (Note 4)                                                                              11,890
                                                                                           ---------------

  Total current assets                                                                             120,596

Property and equipment, net (Note 5)                                                                53,340
                                                                                           ---------------

Total assets                                                                               $       173,936
                                                                                           ===============


LIABILITIES AND OWNERS' EQUITY

Current liabilities
  Other payables and accrued expenses                                                      $        60,791
  Other taxes payable (Note 6)                                                                         120
                                                                                           ---------------

  Total current liabilities                                                                         60,911

Commitments and contingencies (Note 7)

Owners' equity
  Contributed capital (Note 8)                                                                     120,802
  Accumulated loss                                                                                  (7,777)
                                                                                           ---------------

  Total owners' equity                                                                             113,025
                                                                                           ---------------

Total liabilities and owners' equity                                                       $       173,936
                                                                                           ===============




                 See accompanying notes to financial statements.

                  Beijing Forlink Software Technology Co., Ltd.

                             Statement of Operations

(Expressed in US Dollars)



                                                                                             Period ended
                                                                                            September 30,
                                                                                                 1999
                                                                                           ---------------
Net sales                                                                                  $       26,499

Cost of sales                                                                                      (8,121)
                                                                                           ---------------

Gross profit                                                                                       18,378

Selling expenses                                                                                   (6,116)

General and administrative expenses                                                               (20,825)
                                                                                           ---------------

Operating loss                                                                                     (8,563)

Interest income                                                                                       786
                                                                                           ---------------

Loss before income tax                                                                             (7,777)

Provision for income tax (Note 9)                                                                 -
                                                                                           ---------------

Net loss                                                                                   $       (7,777)
                                                                                           ===============




                See accompanying notes to financial statements.

                  Beijing Forlink Software Technology Co., Ltd.

                           Statement of Owners' Equity

(Expressed in US Dollars)





                                               Contributed            Accumulated           Total Owners'
                                                 Capital                  Loss                  Equity
                                               -----------            ------------          -------------
Balance, November 11, 1998                     $   120,802            $     -               $     120,802

Net loss for the period ended
  September 30, 1999                                 -                     (7,777)                 (7,777)
                                               -----------            ------------          -------------

Balance, September 30, 1999                    $   120,802            $    (7,777)          $     113,025
                                               ===========            ============          =============








                 See accompanying notes to financial statements.

                  Beijing Forlink Software Technology Co., Ltd.

                             Statement of Cash Flows

                Increase/(Decrease) in Cash and Cash Equivalents

(Expressed in US Dollars)



                                                                                             Period ended
                                                                                            September 30,
                                                                                                 1999
                                                                                            -------------
Cash flows from operating activities
  Net loss                                                                                  $      (7,777)
   Adjustments to reconcile net income
    to net cash provided by operating activities
  Depreciation and amortization of property and equipment                                           7,738
  Changes in:
    Accounts receivable                                                                              (179)
    Other receivables, deposits and prepayments                                                       (71)
    Inventories                                                                                   (11,890)
    Other payables and accrued expenses                                                            60,791
    Other taxes payable                                                                               120
                                                                                            -------------

Net cash provided by operating activities                                                          48,732

Cash flows from investing activities
  Acquisition of property and equipment                                                           (61,078)

Cash flows from financing activities
  Injection of capital                                                                            120,802
                                                                                            -------------

Net increase in cash and cash equivalents                                                         108,456

Cash and cash equivalents at beginning of period                                                        -
                                                                                            -------------

Cash and cash equivalents at end of period                                                  $     108,456
                                                                                            =============



                 See accompanying notes to financial statements.

                  Beijing Forlink Software Technology Co., Ltd.

                          Notes To Financial Statements

(Expressed in US Dollars)


NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Beijing Forlink Software Technology Co., Ltd. ("the Company") was established in the People's Republic of China (the "PRC") on November 11, 1998. It is a limited liability company owned by four individual PRC citizens, namely Mr. Zhao Xiaoxia, Mr. Che Liang, Ms. Song Wei and Mr. Zhang Ji.

The Company commenced operations in May 1999 and is engaged in the provision of E-commerce and internet information services and the development and sales of internet software in the PRC.

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements are prepared in accordance with generally accepted accounting principles in the United States of America. This basis of accounting differs from that used in the preparation of the Company's statutory financial statements which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to enterprises in the PRC.

Foreign Currency Translation and Transactions

The functional currency of the Company is Renminbi (RMB) and the financial records are maintained and the financial statements prepared in RMB. Foreign currency transactions during the period are translated into RMB at the exchange rates ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated into RMB at the market rates of exchange ruling at that date. All exchange differences are dealt with in the statement of operations.

For  the  purpose  of  preparing  these  financial  statements,   the  financial
statements in RMB have been translated into United States Dollars at US$1.00 = RMB8.278.

Revenue Recognition

Revenue from E-commerce and internet information services is recognised when the relevant services are provided.

Revenue from goods sold is recognized when title of goods sold has passed to the buyers, which is usually at the time of delivery.

                  Beijing Forlink Software Technology Co., Ltd.

                          Notes To Financial Statements

(Expressed in US Dollars)

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES (Cont'd)

Inventories

Inventories are stated at the lower of cost or net realisable value. Cost of raw materials is computed using the weighted average method; cost of work-in-progress and finished goods include cost of materials, direct labor and an appropriate proportion of production overheads that have been incurred in bringing the inventories to their present location and condition. Net realisable value is determined by reference to the sales proceeds of items sold in the ordinary course of business after the balance sheet date or to management estimates based on prevailing market conditions.

Cash and Cash Equivalents

Cash includes cash in hand and deposits repayable on demand with any bank or other financial institution. Cash equivalents include short-term, highly liquid investments which are readily convertible into known amounts of cash without notice and which were within three months of maturity when acquired; less advances from banks repayable within three months from the date of the advance. Cash and cash equivalents include cash in hand, deposits, investments and advances denominated in foreign currencies provided that they fulfil the above criteria.

Property, Equipment and Depreciation

Property and equipment are stated at cost. Depreciation is computed using the straight-line method to allocate the cost of depreciable assets over the estimated useful lives of the assets as follows:


                                    Estimated
                                   useful life
                                   (in years)

Computer equipment                      5
Office equipment                        5
Motor vehicle                           5

Maintenance, repairs and minor renewals are charged directly to the statement of operations as incurred. Additions and betterments to property and equipment are capitalized. When assets are disposed of, the related cost and accumulated depreciation thereon are removed from the accounts and any resulting gain or loss is included in the statement of operations.

                  Beijing Forlink Software Technology Co., Ltd.

                          Notes To Financial Statements

(Expressed in US Dollars)

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES (Cont'd)

Income Taxes

The Company accounts for income taxes using the liability method, which requires an entity to recognize deferred tax liabilities and assets. Deferred income taxes are recognized based on the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements which will result in taxable or deductible amounts in future years. Further, the effects of enacted tax laws or rate changes are included as part of deferred tax expenses or benefits in the year that covers the enactment in the near future date. A valuation allowance will be provided due to the uncertainty that deferred tax benefit will be realized.

Fair Value of Financial Instruments

The carrying amounts of certain financial instruments, including cash, accounts receivable and other payables approximate their fair values as of September 30, 1999 because of the relatively short-term maturity of these instruments.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - ACCOUNTS RECEIVABLE

                                                      September 30,
                                                           1999
                                                    ---------------
Accounts receivable                                 $           179
Less: Provision for doubtful accounts                             -
                                                    ---------------
                                                    $           179
                                                    ===============

                  Beijing Forlink Software Technology Co., Ltd.

                          Notes To Financial Statements

(Expressed in US Dollars)

NOTE 4 - INVENTORIES

                                                   September 30,
                                                        1999
                                                 ---------------
Raw materials                                    $           470
Work-in-progress                                          11,420
                                                 ---------------
                                                 $        11,890
                                                 ===============

NOTE 5 - PROPERTY AND EQUIPMENT, NET

                                                   September 30,
                                                        1999
                                                 ---------------
Computer equipment                               $        41,412
Office equipment                                             876
Motor vehicle                                             18,790
                                                 ---------------
                                                          61,078
Less: Accumulated depreciation                            (7,738)
                                                 ---------------
                                                 $        53,340
                                                 ===============

NOTE 6 - OTHER TAXES PAYABLE

Other taxes payable comprise mainly Valued-Added Tax, which is charged at a rate of 17% on the selling price of the Company's products.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

Operating lease commitment

As of September 30, 1999, the Company had commitment under a non-cancellable operating lease expiring within one year amounting to $28,400.

NOTE 8 - CONTRIBUTED CAPITAL

The registered and paid up capital of the Company is RMB1,000,000.

                  Beijing Forlink Software Technology Co., Ltd.

                          Notes To Financial Statements

(Expressed in US Dollars)

NOTE 9 - INCOME TAX

Pursuant to the Income Tax Law of the PRC, the Company is subject to income tax at an effective rate of 33% (30% state income tax plus 3% local income tax) on income as reported in its statutory financial statements. No provision for income tax has been made as the Company has incurred losses during the period.

No provision for deferred taxation has been made as there is no material temporary difference at the balance sheet date.